Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of Deferred Income Tax

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2017	2016

Net operating loss carryforward	$17,490	$16,920
Capital loss carryforward	918	862
Allowances and reserve	342	325

Total deferred tax assets before valuation allowance	18,750	18,107
Valuation allowance	(18,750)	(18,107)

Net deferred tax assets	$-	$-